Exhibit 99.2 EARNINGS PRESENTATION THIRD QUARTER

2023 NASDAQ: USCB USCB FINANCIAL HOLDINGS

FORWARD-LOOKING STATEMENTS This presentation

may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the

Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts.

The words “may,” “will,” “anticipate,” “should,” “would,”

“believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,”

“continue,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward-looking statements.

These forward-looking statements include, but are not limited to,

statements related to our projected growth, anticipated future financial performance, and management’s long-term performance

goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth and balance sheet restructuring. These forward

-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions,

including the estimates used for our credit loss reserve and deferred tax asset valuation allowance; the efficiency and effectiveness of our internal control procedures and processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction
where we operate; adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits;

legislative or regulatory changes and changes in accounting principles,

policies, practices or guidelines, including the on-going effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard; the lack of a significantly diversified loan portfolio and the concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular,

commercial real estate; the effects of climate change; the concentration of ownership of our common stock; fluctuations in the price

of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, market, and monetary fluctuations; impacts of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our interest

rate spread and net interest margin; the loss of key employees;

the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches; and other risks described in this presentation and other filings we make with the Securities and

Exchange Commission (“SEC”). All forward-looking statements

are necessarily only estimates of future results, and there

can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward

-looking statements included in this
presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also

review the risk factors described in the reports USCB Financial

Holdings, Inc. filed or will file with the SEC. Non-GAAP

Financial Measures This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures. Management

has included

these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the

Company’s expectations and underlying performance trends.

Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance

measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-GAAP

measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable

GAAP measures can be found in the ‘Non-GAAP Reconciliation

Tables’ included in the presentation. All numbers included

in this presentation are unaudited unless otherwise noted. 2

Q3 2023 HIGHLIGHTS GROWTH Average deposits increased

by $178.5 million or 10.1% compared to the third quarter 2022. Average loans increased $212.1 million or 15.2% compared to the third quarter

2022. Liquidity sources at September 30, 2023, totaled $742

million in on-balance sheet and off-balance sheet sources. Insured and collateralized deposits maintained at 51% for third quarter 2023. Tangible

Book Value per Share (1) at September 30, 2023 of $9.36

includes AOCI impact of ($2.62). PROFITABILTY Net

income was $3.8 million or $0.19 per diluted share. ROAA was 0.67%

compared to 1.09% for the third quarter 2022. ROAE was 8.19%

compared to 11.90% for the third quarter 2022. Efficiency ratio was 64.64% compared to 54.58% for the third quarter 2022.

CAPITAL/CREDIT Credit metrics remain strong. One C&I

loan classified as nonaccrual for a total of $479 thousand. ACL coverage ratio was 1.16% at September 30, 2023. Effective January 1, 2023, the

Company adopted the CECL methodology for estimating credit

losses. (1) Non-GAAP financial measure. 3

HISTORICAL FINANCIALS EOP for Balance Sheet amounts Loans (1)

In millions $735.0 $1,677.0 2016 2017 2018 2019 2020 2021 2022 Q1

Q2 Q3 2023 2023 2023 Deposits In millions $782 $1,921 2016

2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 2023 2023 2023 Total

stockholders’ equity In millions $86 $183 2016 2017 2018 2019 202

0

2021 2022 Q1 Q2 Q3 2023 2023 2023 Allowance for credit

losses to non-performing loans 1.17% 1.16% 2016 2017 2018 2019

2020 2021 2022 Q1 Q2 Q3 2023 2023 2023 Net charge-offs

(recoveries of loan losses ($1,019) ($5) 2016 2017 2018 2019 2020 2021

2022 Q1 Q2 Q3 2023 2023 2023 Non-performing assets to

total assets 1.58% 0.02% 2016 2017 2018 2019 2020 2021 2022 Q1

Q2 Q3 2023 2023 2023 Net interest income In millions $30 $64

2016 2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 2023 2023 2023

Efficiency ration 94.15% 64.64% 2016 2017 2018 2019 2020 2021

2022 Q1 Q2 Q3 2023 2023 2023 PTPP ROAA (2) 0.24% 1.01% 2016

2017 2018 2019 2020 2021 2022 Q1 Q2 Q3 2023 2023 2023

(1) Loan amounts include deferred fees/costs. (2) Non-GAAP financial measure. Annualized. 4

FINANCIAL RESULTS In thousands (except per share

data) Balance Sheet (EOP) Q3 2023 Q2 2023 Q3 2022 Total

Securities $415,920 $439,398 $427,436 Total Loans (1) $1,676,520

$1,595,959 $1,431,513 Total Assets $2,244,602 $2,225,914

$2,037,453 Total Deposits $1,920,922 $1,921,301 $1,796,642

Total Equity (2) $182,844 $183,685 $177,417 Income Statement

Net Interest Income $14,022 $14,173 $16,774 Non-interest Income

$2,161 $1,846 $1,789 Total Revenue $16,183 $16,019

$18,563 Provision for Credit Losses $653 $38 $910 Non-interest

Expense $10,461 $10,452 $10,132 Net Income $3,819 $4,196

$5,558 Diluted Earning Per Share (EPS) $0.19 $0.21 $0.28 Weighted

Average Diluted Shares 19,611,897 19,639,682 20,148,208

(1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated comprehensive loss of $51.2 million for Q3 2023,

$46.3 million for Q2 2023, and $45.2 million for Q3 2022. 5

KEY PERFORMANCE INDICATORS Q3 2023 Q2 2023 Q3

2022 CAPITAL/CREDIT Tangible Common Equity/Tangible

Assets (1) 8.15% 8.25% 8.71%

Total Risk-Based Capital (2) 13.10% 13.42% 13.65% NCO/Avg

Loans (3) 0.00% 0.01% 0.03% NPA/Assets 0.02% 0.02%

0.00% Allowance Credit Losses/Loans 1.16% 1.18% 1.16%

PROFITABILITY Return On Average Assets (ROAA) (3)

0.67% 0.77% 1.09% Return On Average Equity (ROAE)

(3) 8.19% 9.13% 11.90% Net Interest Margin (3) 2.60% 2.73%

3.47% Efficiency Ratio 64.64% 65.25% 54.58% Non-Interest

Expense/Avg Assets (3) 1.84% 1.92% 1.98% GROWTH Total

Assets (EOP) $2,244,602 $2,225,914 $2,037,453 Total

Loans (EOP) $1,676,520 $1,595,959 $1,431,513 Total Deposits

(EOP) $1,920,922 $1,921,301 $1,796,642 Tangible Book

Value/Share (1)(4) $9.36 $9.40 $ 8.87 (1) Non-GAAP financial measures. (2) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holdin

g

company, the Company is not subject to regulatory capital

requirements. (3) Annualized. (4) AOCI effect on tangible book value per share was ($2.62) for Q3 2023, ($2.37) for Q2 2023 and ($2.26)

for Q3 2022. 6

DEPOSIT PORTFOLIO Deposits AVG In millions $1,763

$1,804 $1,844 $1,872 $1,941 $217 $217 $225 $277 $290 $823

$871 $897 $940 $1,011 $67 $62 $58 $53 $52 $565 $654 $664 $602

$588 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Non-interest

-bearing deposits Interest-bearing checking deposits Money market and savings Time deposits Deposit Cost "+ 525 bps Q3'23 vs

Q4'21" 0.25% 3.25% 4.50% 5.00% 5.25% 5.50% 0.21% 0.34% 0.77%

1.29% 1.99% 2.39% Q4 2021 Q3 2022 Q4 2022 Q1 2023 Q2 2023

Q3 2023 Deposit Cost Fed Funds Rate (upper bound) Commentary

Average deposits increased $69.0 million or 14.62% annualized compared to the prior quarter and $178.5 million or 10.1% compared to the third quarter 2022. Deposit composition mix shifted towards interest bearing and ICS/CDARS products. Average DDA balances comprised 30.3% of total deposits as of September 30, 2023.

Deposit beta of 41% since Q4 2021. Deposit cost increasing but at a slower pace. September deposit cost was at 2.42%. 7

DEPOSIT DISTRIBUTION EOP for Balance Sheet amounts Deposits

Composition Personal Business Broker Deposits Public Funds

11% 37% 49% 3% Deposits by Customer Segment In thousands

for balance sheet amounts De posit Type Total Balance

% of Total (#) Accounts Average Balance per Account Business

$ 944,477 49% 7,298 $ 129 Personal $ 714,150 37% 12,891

$ 55 PublicFunds $ 212,295 11% 30 $ 7,076 Brokered CDs

$ 50,000 3% 2 $ 25,000 Grand Total $ 1,920,922 100% 20,221

$ 95 Commentary Our deposit base reflects our business model:

a commercial bank. The total amount of uninsured deposits adjusted to exclude the collateralized portion of public funds was 49%

at quarter end. Including the collateralized portion of public funds,

uninsured deposits were 53%. As of September 30, 2023, the

deposit balance of ICS/CDARS was $116.5 million, an increase of $2.2 million from second quarter 2023. Uninsured Deposits to Total

Deposits (1) In millions 57% 59% 56% 49% 49% $765

$750 $802 $970 $985 $1,032 $1,079 $1,028 $951 $936 Q3 2022 Q4

2022 Q1 2023 Q2 2023 Q3 2023Uninsured Deposits Insured

Deposits Uninsured Deposits / Deposits (1) Excludes public

funds collateralized deposits amounting to 4% of total deposits.

8

LIQUIDITY EOP for Balance Sheet amounts Total Liquidity 31% 30%

28% 38% 33% 22% 20% 19% 14% 10% On Balance Sheet

Liquid Assets Total Liquidity Liquid Assets: On-Balance Sheet Liquidity

/ Total Assets Total Liquidity: Total Liquidity / Total

Assets Sources of Liquidity (in millions) 9/30/2023 On

Balance Sheet Liquidity Cash $4 Due from banks $25 Investment securities unpledged $200 Total on balance sheet liquidity (Liquid

Assets) $229 Off Balance Sheet Liquidity FHLB excess capacity

$237 Bank Term Funding Program (BTFP) $134 Federal

Reserve Discount Window $37 Fed Fund Lines $105 Total off

balance sheet liquidity $513 [Total Liquidity $742 Liquidity calculation excludes vault cash reserves Commentary We believe we

are well positioned to weather the current economic environment.

We have ample sources of liquidity both on and off-balance

sheet. Loan-to-deposits ratio increase due to additional loan production during the quarter. We are enrolled in BTFP but have not drawn

any funds. Lon-to-Deposit Ratio 79.7% 82.4% 86.3% 83.1%

87.3% Sep-22 Dec-22 Mar-26 Jun-23 Sep-23 9

LOAN PORTFOLIO Total Loans (AVG) In millions

1,399 1,457 1,547 1,569 1,611 $7 $1 $1 $0 $0 $392 $1,456 $1,546

$1,569 $1,611 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Loans (Excl PPP) PPP Loans Loan Yields 4.53% 4.86% 5.17%

5.33% 5.55% 0.03% 0.04% 0.03% 0.02% 0.02% "+ 103 bps

Q3'23 vs Q3'22" 4.50% 4.82% 5.14% 5.31% 5.53% Q3 2022 Q4 2022

Q1 2023 Q2 2023 Q3 2023 Loan Coupon Loan fees Commentary

Average loans increased $41.6 million or 10.52% annualized compared to prior quarter and $212.1 million or 15.2% compared

to the third quarter 2022. Loan coupon increased 22 bps compared to prior quarter and 103 bps compared to the third quarter 2022. Loan fees are normalizing after PPP loans have been forgiven and paid off.

10

LOAN PRODUCTION Net Loan Production Trend 4.85% 5.68% 6.66%

7.20% 8.00% $130 $129 $94 $67 $135 $71 $54 $22 $51 $55 Q3

2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Loan Production/Line

changes Loan Amortization/payoffs New loans average coupon

Commentary $296 million in new loan production in 2023 at increasing yields.

Weighted average coupon on new loans was 8.00% for

third quarter 2023, 247 bps above portfolio average. Q3

2023 loan production was well diversified; 41% C&I, 38% CRE, 6% consumer,

12% correspondent banks, and 3% residential. Loan composition shows diversification and growth in C&I and consumer

loans. 11

NET INTEREST MARGIN



Net Interest Income/Margin (1)
In thousands (except ratios)
3.47%
3.45%
3.22%
2.73%
2.60%
$16,774
$16,866
$15,997
$14,173
$14,022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Net Interest Income
NIM



Interest-Earning Assets Mix (AVG)
4%
23%
0%
73%
3%
22%
0%
75%
2%
21%
0%
77%
4%
20%
0%
76%
4%
21%
0%
75%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Total Loans (excluding PPP Loans)
PPP Loans
Investment Securities
Cash Balances & Equivalents

Commentary

Net interest income decreased by $151 thousand compared to the prior quarter predominately due to increase in deposit cost and a liability sensitive balance sheet.

Shift in deposit mix; out of DDA and into interest bearing deposits.

Third quarter NIM decreased early in the quarter, however loan production, SWAPs, and slower increase in deposit cost improved the NIM mid-quarter. September NIM was 2.70%.

NIM expected to be stable or increase going forward, absent of further rate hikes.

Deposit cost is increasing but at a slower pace. September deposit cost was 2.42%.

Third quarter new loan production at 8.00% coupon will continue to elevate portfolio loan yields.

Interest rate swaps will help improve NIM going forward. At current rates, we expect approximately $500 thousand in additional carry.

(1) Annualized.

12

INTEREST RATE SENSITIVITY Loan Portfolio Repricing

Profile by Rate Type Hybrid ARM 4% Fixed Rate 41% Variable

Rate 55% 17% 13% 70% Prime CMT LIBR/SOFR Loan Repricing

Schedule Variable/Hybrid Rate Loans 31% 10% 13% 46% 0-1

yrs 1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation Year

1&2 1.5% 2.7% 5.5% 10.2% +100 +200 +100 +200 Net Interest Income

change from base ($ in thousands and % change) 13

SECURITIES PORTFOLIO EOP for Balance Sheet amounts, in

millions Portfolio Composition • Treasury • CMO • MBS •

CMBS • SBA Leger Agency • Municipalities • Corporate • Bank

Subordinated Debt 5% 34% 23% 14% 7% 6% 4% 2% 5% Commentary

Securities portfolio had a fair value of $415.9 million. 52.6% of the portfolio is classified as AFS, while 47.4% is classified as HTM.

The modified duration is 5.4 and the average life is 7 years. Duration has increased as the result of higher rates and lower prepayments. We expect to receive $29.8 million from the securities portfolio in the 4Q 2023, these cashflows will support loan growth or debt repayment.

If rates remain at current levels through 2026, we expect to receive

$149.8 million on cashflows. 70.7% of the portfolio is invested in mortgage-backed securities, boosting the liquidity. Securities Portfolio

Key Metrics Metrics as of 9/30/2023 Securities Portfolio Fair Value

$ 415.9 AFS as % of portfolio 52.6% HTM as % of portfolio

47.4% Portfolio Yield 2.3% Average Life 7.0 Mod Duration

5.4 AFS AOCI $ (60.3) Short Term Cashflows Base +100

-100 2023 $29.8 $29.5 $30.4 2024 $36.7 $33.8 $449 2025

$38.8 $31.9 $36.1 2026 $444 $43.0 $46.1 Total $149.7 $138.2

$157.5 Securities Portfolio % 36.0% 3à 2% 37.9% 14

ASSET QUALITY Allowance for Credit Losses In thousands (except ratios) 1.16% 1.16% 1.20% 1.18% 1.16% $16,604 $17,487 $18,887

$18,815 $19,493 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Allowance for credit losses ACL/Total Loans Non-performing

Loans In thousands (except ratios) 0.00% 0.00% 0.03% 0.03% 0.03%

$0 $0 $486 $486 $479 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023

Non-accrual loans Non-performing loans to total loans Classified loans (1) to Total Loans 0.07% 0.26% 0.25% 0.21% 0.27%

Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Commentary

ACL coverage ratio is at 1.16% at September 30 2023, slightly down from prior quarter due to improvement in economic outlook. One

C&I loan for $479 thousand was classified as nonaccrual on

September 30, 2023. No OREO. ACL increased by $678 thousand due to net portfolio growth during the quarter. (1) Loans classified as substandard at period end. No loans classified doubtful or loss at period ends. 15

LOAN PORTFOLIO MIX Loan Portfolio Mix (1) Residential real

estate CRE - Owner occupied CRE - Non-owner occupied Commercial and industrial Correspondent banks Consumer and other

11% 10% 50% 13% 6% 10% $1,675MM (1) Commentary

Total Loan balance at quarter end was $1,675 million (1). Commercial

Real Estate (owner occupied and non-owner occupied) was 60%

or $1,005 million of the total loan portfolio (1). CRE mix is diversified and granular. Retail non-owner occupied makes up 29% of total

CRE or $295.8 million. CRE Loan Mix Other 3% Retail 29% Multifamily

17% Cre-Owner Occupied 17% (2) Office 12% Warehouse

10% Hotels 8% Land Construction 4% $1,005 MM CRE Loan Portfolio (non

-owner occupied and owner occupied) Weighted Average

Loan Type LTV) DSCR W Average Loan Size Retail

57% 1.68 $2.9 Multifamily 60% 1.38 $1.4 Office 58% 2.18 $1.5

Warehouse 59% 1.83 $1.3 Hotels 54% 1.96 $4.8 Other 57% 1.99

$1.8 Land/Construction 60% NA $3.1 As of 9/30/23 Excludes

unearned fees Includes loan types: office, warehouse, gas

station, retail and other (1) LTV - Loan to value ratio. (2) DSCR

- Debt service coverage ratio. (3) Balance in millions. 16

NON-INTEREST INCOME In thousands (except ratios) Q3 2023 Q2

2023 Q1 2023 Q4 2022 Q3 2022 Service fees $1,329 $1,173 $1,205

$1,093 $934 Gain (loss) on sale of securities available for

sale (955) - (21) (1,989) (558) Gain on sale of loans held for sale

255 94 347 205 330 Other income 1,532 579 539 568 1,083 Total non-interest income $2,161 $1,846 $2,070 ($123) $1,789 Average total assets $2,250,258 $2,183,542 $2,120,218 $2,051,867 $2,026,791

Non-interest income (loss)/Average assets (1) 0.38% 0.34%

0.40% (0.02%) 0.35% Commentary Service fees increased

from prior quarters due to an increase in wire fees. Loss on sale of securities of $955 thousand due to portfolio restructuring strategy which resulted in the sale of $7.7 million

of lower yielding securities. Strategic restructuring of bank-owned life insurance increased other income by $982 thousand included in other income; offset this one-time, non-recurring gain with a comparable sized securities loss. (1) Annualized. 17

NON-INTEREST EXPENSE In thousands (except ratios) Q3 2023 Q2

2023 Q1 2023 Q4 2022 Q3 2022 Salaries and employee benefits

$6,066 $5,882 $6,377 $6,080 $6,075 Occupancy 1,350 1,319 1,299

1,256 1,281 Regulatory assessments and fees 365 452 224

222 269 Consulting and legal fees 513 386 358 371 604 Network and information technology services 481 505 478 483 488 Other operating expense 1,686 1,908 1,440 1,602 1,415 Total non-interest

expense $10,461 $10,452 $10,176 $10,014 $10,132 Efficiency

ratio 64.64% 65.25% 56.32% 59.81% 54.58% Average

total assets $2,250,258 $2,183,542 $2,120,218 $2,051,867 $2,026,791 Non

-interest expense / Average assets (1) 1.84% 1.92% 1.95% 1.94%

1.98% Full-time equivalent employees 194 198 196 191 191 Commentary

Salaries and employee benefits expense increased due to slight adjustments in sales incentives. Other operating expense decreased

$222 thousand due to decrease in advertising and promotional expense, and miscellaneous losses. Consulting and legal fees increased $150 thousand due to a one-time, nonrecurring legal expense. Non-interest expense

/ Average assets has improved 14 bps year-over-year.

18

CAPITAL Capital Ratios « Q32023 Leverage Ratio TCE/TA

& Tier 1 Risk- Based Capital Total Risk- Based Capital AO

Cl In Millions 9.26% 8.15% 11.97% 13.10% ($51.2) Q22023 9.32%

8.25% 12.27% 13.42% ($46.3) 9.48% 5.00% 8.71% NA 12.56%

8.00% 13.65% 10.00% ($45.2) Commentary 172,397 common shares remain authorized for repurchase under the current

repurchase program. AOCI was ($51.2) million or ($2.62) per share as of

September 30, 2023. Q3 2023 EOP shares outstanding: Common

Stock: 19,542,290 (1) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to regulatory

capital requirements. (2) Non-GAAP financial measures. 19

TAKEAWAYS Leading franchise located in

one of the most attractive Robust organic growth banking markets in Florida and the U.S. Strong asset quality, with minimal charge

-

offs experienced since 2015 recapitalization Experienced and tested management team Strong profitability, with pathway for future enhancement identified Core funded deposit base with 30% Non- Interest

-Bearing Deposits (EOP) 20

APPENDIX - NON-GAAP RECONCILIATION In thousands

(except ratios) 9/30/2023 Pre-Tax Pre-Provision ("PTPP") Income:(1)

Net income $ 3,819 Plus: Provision for income taxes 1,250

Plus: Provision for credit losses 653 PTPP income $ PTPP Return on Average

Assets: PTPP income $ 5,722 Average assets $ 2,250,258 PTPP

return on average assets <2) 1.01% Operating Net Income:(1)

Net income $ 3,S19 Less: Net gains (losses) on sale of securities

(955) Less: Tax effect on sale of securities 242 Operating

net income $ 4,532 Operating PTPP Income:(l1 PTPP income

$ 5,722 Less: Net gains (losses) on sale of securities (955) Operating

PTPP Licorne $ 6,677 As of or for the three months ended 6/30/2023

3/31/2023 12/31/2022 9/30/2022 $ 4,196 $ 5,809 $ 4,434 $ 5,558

1,333 1,881 1,415

1,963 38 201 880 910 $ 5,567 $ 7,891 $ 6,729 $ 8,431 $ 5,567

$ 2,183,542 1.02% $ 7,891 $ 2,120,218 1.51% $ 6,729 $ 2,051,86

7

130% $ 8,431 $ 2,026,791 1.65% $ 4,196 $ 5,809 $ 4,434 $ 5,558

(21) (1,989) (558) 2 5 504 141_ $ 4,196 $ 5,825 $ 5,919 $ 5,975

$ 5,567 $ 7,891 $ 6,729 $ 8,431 I £11 (1,989) (5581 Î 5,567 Î 7,912

Î 8,718 Î S,9S9 Operating PTPP Return on Average Assets:(1>

Operating PTPP income $ 6,677 $ 5,567 $ 7,912 $ 8,718 $ 8,989

Average assets $ 2,250,258 $ 2,1S3,542 $ 2,120,218 $ 2,051,867

$ 2,026,791 Operating PTPP Return on average assets1'1 1.18%

1.02% 1.51% 1.69% 1.76% Operating Return on Average

Assets: <1( Operating net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975

Average assets $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867

$ 2,026,791 Operating return on average assets ^ 0.80% 0.77% 1.11%

1.14% 1.17% Operating Return on Average Equity: Operating

net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975 Average

equity $ 184,901 $ 184,238 $ 183,371 $ 177,556 $ 1S528S Operating return on average equity 9.72% 9.13% 12.88% 1323% 12.79%
Operating Revenue:(1> Xet interest income X A M 4M f AMA p f 4 M

A A ♦VA A $ 14,022 2,161 (955) $ 14,173 $ 15,997 a 070 $

16,866 /1 TON $ 16,774 i 7<?q .\ on-interest income Less: Set gains

(losses) on sale of securities lotto Z,U/U (21) (1.9S9) 1,/ oy (558)

Operating revenue $ 17,138 $ 16,019 $ 18,088 $ 18,732

$ 19,121 Operating Efficiency Ratio: m Total non-interest

expense $ 10,461 $ 10,452 $ 10,176 $ 10,014 $ 10,132 Operating revenue

$ 17,138 $ 16,019 $ 18,088 $ 18,732 $ 19,121 Operating efficiency ratio 61.04% 6525% 56.26% 53.46% 52.99% 1. The Company

believes these non-G AAP measurements are key indicators of

the ongoing earnings power of the Company 2. Annualized.

21

APPENDIX – NON-GAAP RECONCILIATION

In thousands (except ratios and share data)

	As of and for the three months ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Tangible Book Value per Common Share (at period-end): (1)					
Total stockholders' equity	$ 182,884	$ 183,685	$ 183,858	$ 182,428	$ 177,417
Less: Intangible assets	-	-	-	-	-
Tangible stockholders' equity	$ 182,884	$ 183,685	$ 183,858	$ 182,428	$ 177,417
Total shares issued and outstanding (at period-end):					
Total common shares issued and outstanding	19,542,290	19,544,777	19,622,380	20,000,753	20,000,753
Tangible book value per common share (2)	$ 9.36	$ 9.40	$ 9.37	$ 9.12	$ 8.87
Operating diluted net income per share of common stock: (1)					
Operating net income	$ 4,532	$ 4,196	$ 5,825	$ 5,919	$ 5,975
Weighted average shares diluted	19,611,897	19,639,682	19,940,606	20,172,438	20,148,208
Operating diluted net income per share of common stock	$ 0.23	$ 0.21	$ 0.29	$ 0.29	$ 0.30
Tangible Common Equity/Tangible Assets: (1)					
Tangible stockholders' equity	$ 182,884	$ 183,685	$ 183,858	$ 182,428	$ 177,417
Tangible total assets (3)	2,244,602	2,225,914	2,163,821	2,085,834	2,037,453
Tangible Common Equity/Tangible total assets:	8.15%	8.25%	8.50%	8.75%	8.71%

(1) The Company believes these non-GAAP measurements are key indicators of the ongoing earnings power of the Company.

(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.

(3) Since the Company has no intangible assets, tangible total assets is the same amount as total assets calculated under GAAP.

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CONTACT INFORMATION LOU DE LA AGUILERA

Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com

ROB ANDERSON EVP, Chief Financial Officer (305)

715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS

InvestorRelations@uscentury.com 23